UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X] Filed by a Party Other Than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS GROWTH FUND

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

PO Box 43131

Providence, RI 02940-3131

ACTION NEEDED

Re: Your investment in the MFS Growth Fund

Dear Shareholder:

We have a very important matter pertaining to your investment in the MFS Growth Fund that requires your response. This matter relates to important operating initiatives for the Fund.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1 866-896-5886 as soon as possible. At the time of the call, please use the Reference Number listed above.

We are available between 10:00 a.m. and 11:00 p.m. EDT, Monday through Friday and 12:00 p.m. to 6:00 p.m. EDT on Saturday.

Due to the importance of this matter, if we do not hear from you, we will continue to attempt to contact you through additional mailings or phone calls. In order to avoid these additional attempts to contact you, please contact us today.

Thank you

MFS® Growth Fund

Special Meeting of Shareholders

to be held on June 18, 2025

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

The Special Meeting of Shareholders is scheduled for June 18, 2025, at 11:00 a.m. Eastern time. To date, our records indicate that we have not yet received your vote. If you have already voted, thank you. If you have not yet voted, please submit your vote promptly.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote "FOR" the proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

If you have any questions regarding the proposal, or need duplicate proxy materials, please contact Computershare Fund Services at 1-855-372-3507. Representatives are available Monday through Friday from 9:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. To view proxy materials online or connect via chat go to www.proxy-direct.com/mfs-34414.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.

Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Speaking to a Proxy Specialist.

Call 1-855-372-3507 to speak to a live proxy specialist. We can answer your questions and record your vote.

4. By Mail.

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

5. Attend the Special Meeting of Shareholders on June 18, 2025.

Please utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!

R1_34414

REBUTTALS

WILL NOT VOTE

I'm not interested.
I don't want to vote.
I don't have enough shares.
Why do you keep calling?

NO PHONE

I don't do this over the phone.
I don't talk about finances on phone.
I don't accept these types of calls.

WHY CALLING

Why are you calling?
I've never received a call like this.

DNC

Do not call me anymore.
Add me to your DNC list.

HAVEN'T READ

Haven't reviewed the materials.
I don't know what I am voting on.
I'd like to read it myself.

REMAIL REQUESTS

Send it to me again. I didn't receive it.
Send me an email.
Send it to me in the mail.

VOTE LATER

I'll take care of this later.
I'd prefer to send it in.
I'd rather handle this online.

NO TIME

I don't have time for this right now.
I'm busy.

BROKER HANDLES

My broker handles this.
My financial advisor handles this.
Please contact <name> at <company>, they handle all of this for me.

SPOUSE/FAMILY MEMBER HANDLES

My husband handles.
My wife handles.
My child/parent/other relative handles.

SOLD SHARES

I sold my shares.
I don't own that anymore.
I got out of that investment.

MEETING INFO

How many votes do you need?
Is there opposition to the proposal/board?
How are other shareholders voting?

HAS VOTED

I already voted.
I thought I already took care of this.
Don't you have my vote?

FOR COMPUTERSHARE DISTRIBUTION ONLY

Back to OUTBOUND CF
Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Not interested Don't want to vote Don't have enough shares Why do you keep calling?	WILL NOT VOTE	Management of your fund believes that your participation in the voting process is critical. They are counting on you to help them complete this important initiative. Voting now will only take a moment. Would you like to vote along with the board's recommendation?
Don't do this over the phone Don't talk about finances on phone Don't accept these types of calls	NO PHONE	I'm just calling to register your vote for the upcoming shareholder meeting, and you will not need to provide any confidential financial information. Would you like to vote along with the board's recommendation?
Why are you calling? Never received a call like this	WHY CALLING	***<Family Fund Name>*** asked us to contact you to register your vote for the shareholder meeting because they believe that your participation in the voting process is critical. They are counting on you to help them complete this important initiative. Voting now will only take a moment. Would you like to vote along with the board's recommendation?
Do not call Add to the DNC list	DNC	I can certainly add you to our internal Do Not Call list, however, I want to let you know that this call is regarding your current ***<Family Fund Name>*** investment and we are calling to quickly register your vote. Would you like to vote along with the board's recommendation?
Return to list		

FOR COMPUTERSHARE DISTRIBUTION ONLY

Back to OUTBOUND CF
Back to INBOUND CF

SH SAYS	KEY WORDS	RESPONSE
Haven't reviewed the materials	**HAVEN'T READ**	***< If 2 props or less >*** You are just being asked to < *READ PROPOSAL/S AND ASK FOR VOTE* >. ***< If more than 2 props >*** I would be happy to quickly review the proposals with you and answer any questions you have.

Didn't receive materials Remail Request	**REMAIL REQUESTS**	**Agent Note:**
		Confirm street address to make sure you have right person – do NOT provide C/S/Z.
		If the person does not recognize the address- it is a wrong number.

		1. ***If E-delivery:*** You were sent an email during the week of < mail date >. It may be in a spam folder.
		    a. ***Then, if 2 props or less:*** You are just being asked to < *READ PROPOSAL/S AND ASK FOR VOTE* >.
		    b. ***If more than 2 props:*** I would be happy to quickly review the proposals with you and answer any questions you have.
		2. ***If Mail:*** Materials were sent to <*street address only*> during the week of <*mail date*>.
		    a. ***If 2 props or less -*** You are just being asked to < *READ PROPOSAL/S AND ASK FOR VOTE* >.
		    b. ***If more than 2 props -*** I would be happy to quickly review the proposals with you and answer any questions you have.
		3. ***If sh insists on a remail of the material -***
		    a. ***Check briefly for website – if there is a link:*** The proxy materials are available online and I can give you that website <*provide website*>.
		    b. ***If no link OR if the sh wants it sent:*** I can email you the materials, which is the fastest and most cost-effective method of delivery. May I have the best email address for you?
		    c. ***If sh refuses email and asks for materials to be sent:*** I will forward your request for a hard copy of materials.

Return to list

FOR COMPUTERSHARE DISTRIBUTION ONLY

Back to OUTBOUND CF
Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Will vote later Will vote via mail, online, etc.	**VOTE LATER**	As long as I have you on the phone, I can record your vote and that way you will receive a printed confirmation. Would you like to vote along with the board's recommendation?
Don't have time	**NO TIME**	Your vote is very important and voting now will only take a moment. Would you like to vote along with the board's recommendation?
Broker handles	**BROKER**	I understand, however proxy voting is generally handled directly by the < person who/entity that > owns the investment so, as long as I have you on the phone, I can record your vote. Would you like to vote along with the board's recommendation?
Spouse handles	**SPOUSE OR FAMILY MEMBER HANDLES**	This will only take a moment; may I speak with them please? ***NOTE: If you speak to spouse/family member, make sure you say that you are on a recorded line, get name and authorization.*** ***< If unavailable >*** Your vote is very important to the fund, and ***< If 2 props or less >*** you are just being asked to < *READ PROPOSAL/S AND ASK FOR VOTE* >. ***< If more than 2 props >*** I would be happy to review the proposals with you and answer any questions you have.
Return to list		

FOR COMPUTERSHARE DISTRIBUTION ONLY

Back to OUTBOUND CF
Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Sold shares **No longer own shares**	**SOLD SHARES**	I understand. However, you were a shareholder as of the record date and therefore you are the only person who can vote those shares. Would you like to help the ***<Family Fund Name>*** meet the vote requirement by participating today and voting along with the board's recommendation?
How many votes are still needed **Opposition**	**MEETING INFO**	Unfortunately, I don't have that specific information. I do know that your vote is important and that's why ***<Family Fund Name>*** *asked* us to call you. Would you like to vote along with the board's recommendation?
Already voted	**HAS VOTED**	***IF NO Investments are voted:*** Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote? ***SOME BUT NOT ALL investments are voted:*** - Ask for the vote on the investments that are NOT voted using the call flow. - Disposition the investments that are not voted as is appropriate to the call. - Do NOT disposition the investments that are already voted. ***IF ALL Investments are voted:*** - Thank you for your vote. ***Disposition all as HAS.***

Return to list

FOR COMPUTERSHARE DISTRIBUTION ONLY